UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2015

HARMONY MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Third Avenue, 37th Floor, New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.	Other Events.

On March 27, 2015, Harmony Merger Corp. (the “Company”) consummated the initial public offering (“IPO”) of 11,500,000 of its units (“Units”), including 1,500,000 Units that were subject to the underwriters’ over-allotment option. Each Unit consists of one share of common stock, $.0001 par value per share, and one warrant to purchase one share of Common Stock. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 558,500 Units (“Private Placement Units”) purchased by the Company’s initial stockholders and Cantor Fitzgerald & Co., the representative of the underwriters in the IPO, at a price of $10.00 per Private Placement Unit, generating total proceeds of $5,585,000.

The Private Placement Units are identical to the Units sold in the IPO except the warrants included in the Private Placement Units will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. In addition, for as long as any of the warrants underlying the Private Placement Units are held by Cantor Fitzgerald & Co. or its designees or affiliates, they may not be exercised after March 23, 2020. Additionally, because the warrants underlying the Private Placement Units were issued in a private transaction, the holders and their transferees will be allowed to exercise such warrants for cash even if a registration statement covering the shares of common stock issuable upon exercise of such warrants is not effective and receive unregistered shares. Furthermore, the initial stockholders have agreed to vote the shares of common stock underlying the Private Placement Units (“Private Shares”) in favor of any proposed business combination. All the purchasers of the Private Placement Units have also agreed (A) not to convert any Private Shares for cash from the trust account in connection with a stockholder vote to approve a proposed initial business combination or a vote to amend the provisions of the Company’s amended and restated certificate of incorporation relating to stockholders’ rights or pre-business combination activity and (B) that the Private Shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. The purchasers have also agreed not to transfer, assign or sell any of the Private Placement Units or underlying securities (except to certain permitted transferees in limited situations) until the completion of an initial business combination.

An audited balance sheet as of March 27, 2015 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
99.1	Audited Balance Sheet.
99.2	Press Release Announcing Consummation of IPO.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2015

HARMONY MERGER CORP.

By:	/s/ Eric S. Rosenfeld
Name:	Eric S. Rosenfeld
Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description
99.1	Audited Balance Sheet.
99.2	Press Release Announcing Consummation of IPO.

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